Greenidge Generation Announces $6 Million Investment to Support Ongoing Business Transformation Dresden, NY – February 12, 2024 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the "Company"), a vertically integrated cryptocurrency datacenter and power generation company, today announced that it has entered into a securities purchase agreement with Armistice Capital that includes an initial investment of $6 million. The investment from Armistice Capital will provide Greenidge with long-term capital to support the Company’s growth strategy and is expected to fund its expansion into low-cost power centers, bitcoin mining, its EPCM business, new AI infrastructure/data centers and innovative efforts to support an increased interest in bitcoin. Greenidge CEO Jordan Kovler commented: “The investment by Armistice sends a clear message regarding Greenidge’s ongoing transformation and expansion efforts. This comes at an exciting time for us, as we continue to implement our growth plan, build upon our organization’s culture and cement our competitive advantages to garner further interest with institutional investors. The capital from Armistice will provide us more opportunities to execute on our initiatives and maximize value for all Greenidge shareholders.” Under the terms of the agreement, Armistice Capital is initially investing $6 million to purchase a combination of 1,260,505 shares and pre-funded warrants priced at $4.76 per share. Armistice is also receiving warrants to purchase an additional 1,260,505 shares for an aggregate price of $6.62 million or $5.25 per share. Greenidge recently reported its first profitable quarter in two years as its business transformation continues and announced favorable preliminary financial and operating results for the fourth quarter 2023. This included Net Income of $1.4 million to $2.4 million, Adjusted EBITDA of $1.6 million to $2.6 million and Earnings Per Share of $0.18 to $0.32. In 2023, Greenidge reduced its debt by $85.3 million in aggregate, representing over 54% of its total debt. About Greenidge Generation Holdings Inc. Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites. Forward-Looking Statements This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements

2 for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward- looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10- K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward- looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release. For further information, please contact: Investor Relations investorrelations@greenidge.com Media Inquiries media@greenidge.com ###